UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2005


                       RIO TINTO AMERICA INC. SAVINGS PLAN
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             (Exact name of registrant as specified in its charter)

       Delaware                    001-10533                  98-0047580
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(State of Incorporation)     (Commission File No.)        (I.R.S Employer
                                                          Identification No.)

          Rio Tinto plc, 6 St. James's Square, London SW1Y 4LD England
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number, Including Area Code:        +44 207 753 2117
                                                     ----------------------

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                               Page 1 of 3 pages
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

         (i) On October 20, 2005, the administrators of the Rio Tinto America Savings Plan (the "Plan") dismissed PricewaterhouseCoopers ("PwC") as the Plan's independent registered public accounting firm. The decision to change the accounting firm was approved by the Rio Tinto America Inc. Administrative Committee in its capacity as the Plan Administrator of the Plan, but was not approved a board of directors or audit committee. The Plan does not have a board of directors or audit committee.

         (ii) PwC's reports on the Plan's financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         (iii) During the past fiscal year ended December 31, 2003 and through October 20, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto its reports on the financial statements for such years.

         (iv) There were no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K with respect to the fiscal year ended December 31, 2003 and through October 20, 2005.

         (v) The Plan has requested PwC to furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements.

(b) New independent registered public accounting firm

         (i) On October 14, 2005, the administrators of the Plan appointed Tanner LC ("Tanner") as the Plan's independent registered public accounting firm for the year ended December 31, 2004. During the Plan's most recent fiscal years and through October 20, 2005 neither the Plan nor anyone acting on its behalf consulted Tanner regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.




                               Page 2 of 3 pages
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      RIO TINTO AMERICA INC. SAVINGS PLAN


                                      BY: /s/ Christopher Crowl
                                         ---------------------------------------
                                         Name:   Christopher Crowl
                                         Title:  Member Rio Tinto America Inc.
                                                 Administrative Committee


Date: October 26, 2005





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